UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 21, 2004

MEDAMICUS, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-19467	41-1533300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15301 Highway 55 West Plymouth, MN		55447
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(763) 559-2613

Items 1-4, 6, and 8-11 are not applicable and therefore omitted.

ITEM 5. OTHER EVENTS.

On January 21, 2004, Medamicus, Inc. (the “Company”) announced that it will change its name from Medamicus, Inc. to Enpath Medical, Inc. effective February 2, 2004.  The Company also announced that its Nasdaq trading symbol will change to “NPTH” effective with the opening of the stock market on February 2, 2004.  A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release dated January 21, 2003, announcing change of the Company’s name from Medamicus, Inc. to Enpath Medical, Inc., effective February 2, 2004.
99.2	Press release dated January 22, 2004, reporting preliminary revenue results for the fourth quarter ended December 31, 2003.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 22, 2004, Medamicus, Inc. issued a press release regarding its preliminary revenue results for the fourth quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDAMICUS, INC.

	By	/s/ James D. Hartman
James D. Hartman
President and Chief Executive Officer
Dated: January 23, 2004